Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Statement Summary:
Page
1 Contents 1
2 Distribution Summary 2 - 3
3 Bond Interest Information 4 - 5
4 Collection Account Activity 6
5 Collateral Information 7 - 8
6 Account Information
7 Delinquency Information 10 - 13
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Company
Indenture Trustee: U.S. Bank National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company
Last Distribution Date:
Next Distribution Date:
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Contents
14
9
6/25/2010
8/25/2010
7/2/2003
7/25/2003
June 2010
7/26/2010
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
14,250,234.16
Factors per Thousand
Certificate
n/a 0.000000% 0.00 14,055,420.85 14,250,234.16
66.01526096
6,601,526.10 9,079.46 6,601,526.10 0.00 6,610,605.56 0.00
Factors per Thousand 66.01526096 0.09079460 66.10605556 0.00000000
A-II-2
92975RAC2 1.597190%
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
24,828,129.32
62.07032330
66.01526098
Original
Certificate
Balance
400,000,000.00
49,511,445.73
92975RAA6
Ending
Factors per Thousand
92975RAB4 0.607190%
Cusip
Class
25,887.46
0.607190%
A-II-1
A-I-1
Certificate
Rate
Interest
12,981.59
0.03245398
Unpaid
Principal
Amount
0.00
0.00
Principal
24,828,129.32
62.07032330
49,511,445.73
Total
Distribution
24,841,110.91
62.10277728
66.04977759
Balance
0.00000000
0.00
0.00000000
Certificate
0.00
1,250,000,000.00
80,941,101.15
14,298,182.67
80,941,101.15
0.00
95,239,283.82
0.00
49,537,333.19
66.01526098 0.03451661
100,000,000.00
0.00 0.00 0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Statement to Securityholders
Distribution Date: 07/26/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
-638,025.01
44,227,148.28
0.00
44,865,173.29
-1,475,760.43
837,735.42
Excluded*
n/a n/a 0.00 44,865,173.29 -1,475,760.43 837,735.42 0.00 -638,025.01
30,397,619.78
Pool II
Excluded*
n/a n/a 0.00 30,615,512.54 -718,834.48 500,941.72 0.00 -217,892.76
13,829,528.50
Pool I
Excluded*
n/a n/a 0.00 14,249,660.75 -756,925.95 336,793.70 0.00 -420,132.25
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
44,227,148.28
Total
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
n/a
92975RAC2
n/a
WAC Rate
Class Net
15.72958%
LIBOR/Auction
0.34719%
0.34719%
1.59719%
-
AAA
AAA
AAA
92975RAA6
92975RAB4
-
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
Cusip
Certificate
A-I-1
A-II-1
A-II-2
Moody's
15.19214%
Accrual
15.72958%
- -
31/360
Period
31/360
31/360
Aaa
Aaa
Aaa
- -
n/a
n/a
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
Bond Interest Information
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Class
A-II-2
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
12,981.59
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 25,887.46 0.00 0.00
A-I-1
A-II-1
92975RAC2 9,079.46 0.00 0.00
0.00
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
0.00
300,961.34
0.00
94,996,522.00
0.00
0.00
1,104,973.72
0.00
0.00
93,891,548.28
30,131,843.41
0.00
0.00
0.00
29,826,297.09
0.00
0.00
0.00
0.00
30,219,955.36
0.00
0.00
0.00
0.00
65,077,527.98
0.00
0.00
Pool I
Pool II
305,546.32
0.00
64,065,251.19
212,849.39
799,427.40
88,111.95
0.00
0.00
88,111.95
0.00
0.00
0.00
0.00
95,297,483.34
Collection Activity
0.00
Total
212,849.39 300,961.34
0.00
64,864,678.59
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Collateral Information
Periodic Information
9,301
4.276%
Pool I
Pool II
Total
143
30,131,843.41
29,826,297.09
147
0.00
773,504.74
3.370%
64,864,678.59
Overcollateralization Information
-
-
13.099%
89
12.858%
-
84
9.352%
-
-
Original Information
14,541
64,065,251.19
0.00
4,568,018.34
3.356%
94,996,522.00
93,891,548.28
0.00
5,341,523.08
3.360%
4.273%
232
-
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
231
10,022,654.08 3,074,380.61 6,948,273.47
8,751,706.76
14,055,420.85
0.00
0.00
14,055,420.85
8,751,706.76
0.00
0.00
0.00
0.00
5,303,714.09
5,303,714.09
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Collateral Graphs
3.000%
4.000%
5.000%
6.000%
7.000%
GROSS WAC
Pool I Pool II
135
140
145
150
155
160
WAM
Pool I Pool II
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
CUMULATIVE LOSSES
Pool I Pool II
0%
20%
40%
Gross CPR
Pool I Pool II
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Additional Account Activity
Pool I
Pool II
Total
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
0.00
0.00
0.00 0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
24
482,696.60
0
8
1,051,069.27
$
%
$
#
#
4 338,786.88
0.00 0
%
1.136%
0.000%
Delinquency Information
8
$
222,985.95
%
0.748%
30,552.17
124,323.95
2
2
4 190,510.60
#
Pool I
3.524%
0.639%
0.102%
0.417%
1.618%
0.000%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Information
1.029%
#
$
Pool II
4 236,500.46
%
12 659,256.16
0.369%
5 484,139.94 0.756%
2 59,884.56 0.093%
2 84,672.11 0.132%
13 3,247,676.88 5.069%
38 4,772,130.11 7.449%
$
%
#
10 2,439,117.17 3.807%
#
$
%
1 42,280.60 0.066%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
Pool I
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Graphs
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days 120-149 Days 150-179 Days 180+ Days
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
Pool II
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
Delinquency Graphs
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days 120-149 Days 150-179 Days 180+ Days
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Final Statement
Distribution Date: 07/26/10
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Owner Trustee Fee to Certificateholders
Legal Fees Additional Balance Increase Amount payable
Paying Agent Expenses
from Principal Collections
Condition 1 in effect?
Total Fees
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
U.S. Bank Corporate Trust Services
Structured Finance Group
Christy M. Mahan
60 Livingston Ave.
Trust Officer
St. Paul, MN 55107
(651) 495-3838
www.usbank.com/abs
christy.mahan@usbank.com
0.00
13.606%
12.993%
NA
0.00
997,319.58
0.427%
0.00
0.00
Additional Reporting Items
Pool I
Pool II
7,014.12
Additional Information
Fees
3,168,866.36
0.00
12,554.93
3,103.52
317.19
0.00 0.00
27,026.95
682.81
475.78 1,024.22
1,903.13 4,096.87
No
Yes
No
No
Yes
No
14.309%
NA
NA
Amortization Period
No
0.00
Yes
No
18,354.55 39,844.97